UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

Ramaco Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38003	38-4018838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West Main Street, Suite 1800

Lexington, Kentucky 40507

(Address of principal executive offices, including zip code)

(859) 244-7455

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	METC	NASDAQ Global Select Market
9.00% Senior Notes due 2026	METCL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Ramaco Resources, Inc. (the “Company”) determined that it was in the best interests of the Company and its stockholders to amend the Company’s Long-Term Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock issuable under the Plan from 6,937,425 shares to 10,937,425 shares and extend the date of the Plan’s expiration to 2032, pursuant to the Amendment to the Plan (the “Amendment”). Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P., Yorktown Energy Partners XI, L.P., Energy Capital Partners Mezzanine Opportunities Fund, LP, Energy Capital Partners Mezzanine Opportunities Fund A, LP and ECP Mezzanine B (Ramaco IP), LP, representing approximately 51.29% of the voting power of the Company, subsequently approved the Amendment by written consent.

The Plan is a long-term incentive plan pursuant to which awards, including stock options, stock appreciation rights, restricted stock, performance awards, restricted stock units, bonus stock, dividend equivalents, other stock-based awards and cash awards, may be granted to certain employees and other service providers of the Company and its subsidiaries. It is not possible to determine specific amounts and types of awards that may be granted to eligible participants under the Plan at this time because the grant and payment of such awards is subject to the discretion of the Board’s Compensation Committee.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.02 above is incorporated by reference into this Item 5.07.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Ramaco Resources, Inc. Long-Term Incentive Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2022

Ramaco Resources, Inc.

By:	/s/ Randall W. Atkins
	Name:	Randall W. Atkins
	Title:	Chairman and Chief Executive Officer